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                AMENDMENT NO. 1 TO THE JOINT SERVICES AGREEMENT,
                         DATED AS OF DECEMBER 15, 1999,
AMONG CANTOR FITZGERALD, L.P., CANTOR FITZGERALD SECURITIES, CANTOR FITZGERALD & CO., CFPH, L.L.C., CANTOR FITZGERALD PARTNERS, CANTOR FITZGERALD INTERNATIONAL,
     CANTOR FITZGERALD GILTS, eSPEED, INC., eSPEED SECURITIES, INC., eSPEED GOVERNMENT SECURITIES, INC., eSPEED MARKETS, INC. AND eSPEED SECURITIES
                             INTERNATIONAL LIMITED

      THIS AMENDMENT No. 1 dated as of January 1, 2000 among Cantor Fitzgerald, L.P., Cantor Fitzgerald Securities, Cantor Fitzgerald & Co., CFPH, L.L.C., Cantor Fitzgerald Partners, Cantor Fitzgerald International, Cantor Fitzgerald Gilts, eSpeed, Inc., eSpeed Securities, Inc., eSpeed Government Securities, Inc., eSpeed Markets, Inc. and eSpeed Securities International Limited amends the agreement dated as of December 15, 1999 among the parties hereto (the "Joint Services Agreement"). All the terms of the Joint Services Agreement are incorporated herein by reference, except as otherwise stated herein. Capitalized terms used herein that are not defined herein shall have the meanings ascribed to them in the Joint Services Agreement.

For good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto agree as follows:

Paragraph 4 shall be amended to insert the following as subsection (b), and subsections (b) through (n) shall be renumbered accordingly as (c) through (o):

      "(b) If (i) the Electronic Marketplace is a Collaborative Marketplace,
(ii) the transaction relates to U.S. Treasury securities and U.S. federally-sponsored agency securities involving that certain eSpeed business unit to which the employees listed on Schedule I hereto have been currently assigned, and (iii) a Cantor Party provides Voice Assisted Brokerage Services through any of the employees listed on Schedule I or their replacements in connection with the transaction to which the Transaction Revenues relate, then the applicable eSpeed Party will receive the aggregate Transaction Revenues and will pay to the applicable Cantor Party a service fee equal to 35% of the Transaction Revenues.


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      IN WITNESS WHEREOF, the parties have executed or caused this Amendment No.
1 to the Joint Services Agreements to be executed in their respective names by their respective officers thereunto duly authorized, as of the date first written above.

                                        CANTOR FITZGERALD, L.P.
                                        By: CF Group Management, Inc.,
                                            its Managing General Partner

                                        By: /s/ Howard W. Lutnick
                                            ------------------------------------
                                            Name: Howard W. Lutnick
                                            Title: President


                                        CANTOR FITZGERALD SECURITIES
                                        By: Cantor Fitzgerald, L.P.
                                            its Managing General Partner
                                        By: CF Group Management, Inc.
                                            its Managing General Partner

                                        By: /s/ Howard W. Lutnick
                                            ------------------------------------
                                            Name: Howard W. Lutnick
                                            Title: President


                                        CANTOR FITZGERALD & CO.
                                        By: Cantor Fitzgerald Securities
                                            its Managing General Partner
                                        By: Cantor Fitzgerald, L.P.
                                            its Managing General Partner
                                        By: CF Group Management, Inc.
                                            its Managing General Partner

                                        By: /s/ Howard W. Lutnick
                                            ------------------------------------
                                            Name: Howard W. Lutnick
                                            Title: President


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                                        CFPH, L.L.C.

                                        By: /s/ Howard W. Lutnick
                                            ------------------------------------
                                            Name: Howard W. Lutnick
                                            Title: President and
                                                   Chief Executive Officer


                                        CANTOR FITZGERALD & CO.
                                        By: Cantor Fitzgerald Securities
                                            its Managing General Partner
                                        By: Cantor Fitzgerald, L.P.
                                            its Managing General Partner
                                        By: CF Group Management, Inc.
                                            its Managing General Partner

                                        By: /s/ Howard W. Lutnick
                                            ------------------------------------
                                            Name: Howard W. Lutnick
                                            Title: President


                                        CANTOR FITZGERALD
                                        INTERNATIONAL

                                        By: /s/ Howard W. Lutnick
                                            ------------------------------------
                                            Name: Howard W. Lutnick
                                            Title: Chairman


                                        CANTOR FITZGERALD GILTS

                                        By: /s/ Howard W. Lutnick
                                            ------------------------------------
                                            Name: Howard W. Lutnick
                                            Title: Chairman


                                        eSPEED, INC.

                                        By: /s/ Howard W. Lutnick
                                            ------------------------------------
                                            Name: Howard W. Lutnick
                                            Title: Chairman and
                                                   Chief Executive Officer


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                                        eSPEED SECURITIES, INC.

                                        By: /s/ Howard W. Lutnick
                                            ------------------------------------
                                            Name: Howard W. Lutnick
                                            Title: President and
                                                   Chief Executive Officer


                                        eSPEED GOVERNMENT
                                        SECURITIES, INC.

                                        By: /s/ Howard W. Lutnick
                                            ------------------------------------
                                            Name: Howard W. Lutnick
                                            Title: President and
                                                   Chief Executive Officer


                                        eSPEED MARKETS, INC.

                                        By: /s/ Howard W. Lutnick
                                            ------------------------------------
                                            Name: Howard W. Lutnick
                                            Title: Chairman and
                                                   Chief Executive Officer


                                        eSPEED SECURITIES INTERNATIONAL
                                        LIMITED

                                        By: /s/ Howard W. Lutnick
                                            ------------------------------------
                                            Name: Howard W. Lutnick
                                            Title: Director


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